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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 10, 2000
                                                       ------------------



                                   UST Inc.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                    0-17506            06-1193986
-------------------------------------   --------------  --------------------
   (State or other jurisdiction of      (Commission       (I.R.S. Employer
    incorporation or organization)       File Number)    Identification No.)


     100 West Putnam Avenue, Greenwich, Connecticut           06830
     ----------------------------------------------        ----------
        (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code (203) 661-1100
                                                          --------------

                                 Not Applicable
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

              On October 10, 2000, Registrant deposited with the U.S. District Court (the "District Court") $330,000,000 and a letter of credit in the amount of $170,000,000, in satisfaction of the bonding requirements imposed by the District Court in connection with the pending antitrust litigation involving its smokeless tobacco subsidiary.

              In connection with the posting of the bond, Registrant entered into a new senior secured financing (the "New Credit Facility) comprised of a
(i) $300,000,000 revolving credit facility (the "Revolving Facility"), (ii) a term loan facility (the "Tranche A Facility") in the principal amount (including any draw down under the letter of credit) of up to $370,000,000 and
(iii) a $330,000,000 term loan facility (the "Tranche B Facility"). At the time of the posting of the bond, Registrant drew down the full amount under the Tranche B Facility.

              The New Credit Facility provides, among other things, for additional cash deposits to be made with the District Court to reduce the principal amount of the Letter of Credit and, once the principal amount of the Letter of Credit is reduced to zero, for cash deposits to be made from time to time into a collateral account to be established by the lenders.

              Registrant expects to incur annual costs of approximately $12,000,000 so long as Registrant is required to maintain the security with the District Court. Actual costs will depend upon, among other things, Registrant's debt rating in effect from time to time. Registrant anticipates that if it ultimately prevails on appeal, some or all of these costs could be recoverable from the plaintiff.

              A copy of the New Credit Facility is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

EXHIBIT NO.     EXHIBIT
-----------     ---------------------------------------------------------------
99.1            New Credit Facility.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2000

                                UST INC.


                                By:   /s/ Debra A. Baker
                                    ------------------------------------------
                                Name:   Debra A. Baker
                                Title:  Senior Vice President and
                                              Secretary


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INDEX TO EXHIBITS



Exhibit No.        Exhibit
-----------        -------
99.1               New Credit Facility.


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